UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2018

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Final Liquidating Distribution

On March 9, 2018, Hines Real Estate Investment Trust, Inc. (the "Company") filed a Current Report on Form 8-K (the “Current Report”) that described a proposed settlement of pending litigation. Further, as stated in the Current Report, following the approval of the proposed settlement by the Circuit Court of Maryland for Baltimore City (the “Court”), the Company expected to wind up its operations and make a final liquidating distribution to shareholders of record as of March 2, 2018. The Court recently approved the settlement and the Company expects to make its final liquidating distribution on or around July 31, 2018, subject to approval by its board of directors (the "Board"). Although the Board has not yet determined the amount of the final liquidating distribution, the Company previously disclosed in the Current Report that it expected the amount of such distribution to be in the range of $0.05 to $0.07 per share.

In addition, on June 22, 2018, the Company distributed an email to financial advisors with clients that are stockholders of the Company, informing them of the Company's expectations with respect to the final liquidating distribution described above. A copy of such communication is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits
99.1    Financial Advisor Email

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected timing and amount of the final liquidating distribution and the completion of the winding up of the Company's operations. These risks and uncertainties include, without limitation, the risk that the Board will not approve the payment of the final liquidating distribution as set forth in this Current Report on Form 8-K. For a further list and description of risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this report. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

June 22, 2018	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer